                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

  Filed by the registrant [X]
  Filed by a party other than the registrant [_]
  Check the appropriate box:
  [_] Preliminary proxy statement
  [X] Definitive proxy statement
  [X] Definitive additional materials
  [_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

- --------------------------------------------------------------------------------
                  Merrill Lynch Institutional Tax-Exempt Fund
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

- --------------------------------------------------------------------------------
                  Merrill Lynch Institutional Tax-Exempt Fund
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
  [_] $125 per Exchange Act rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a6(j)(2).
  [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
  11.
  (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
  (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1/

- --------------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
  [X] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
  (1) Amount previously paid: $125.00

- --------------------------------------------------------------------------------
  (2) Form, schedule or registration statement no.: File No. 811-03827

- --------------------------------------------------------------------------------
  (3) Filing party: Merrill Lynch Institutional Tax-Exempt Fund

- --------------------------------------------------------------------------------
  (4) Date filed: December 17, 1993
- --------
/1/Set forth the amount on which the filing fee is calculated and state how it was determined.

                  MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND

                                                           Boston, Massachusetts
                                                                 January 6, 1994

To Our Shareholders:

  A Special Meeting of Shareholders of Merrill Lynch Institutional Tax-Exempt Fund (the "Fund") will be held at One Financial Center, 15th Floor, Boston, Massachusetts, on Friday, February 18, 1994 at 10:00 a.m. Formal notice of the meeting appears on the next page and is followed by the Proxy Statement.

  In the attached Proxy Statement, shareholders are being requested to vote upon a proposed reorganization of the Fund to change it from a separate entity organized as a Massachusetts business trust to a separate series (the "Series") of a Massachusetts business trust known as "Merrill Lynch Funds For Institutions Series" (the "Trust"). At the effective time of the proposed reorganization (the "Reorganization"), the Fund will be converted into the "Merrill Lynch Institutional Tax-Exempt Fund" series of the Trust, a separate series of the Trust.

  The principal purpose of the Reorganization is to achieve administrative savings which will be to the benefit of all shareholders of the Fund.

  As a result of the Reorganization, each shareholder of the Fund will be credited with an equal number of full and fractional shares of the Series, having an equal net asset value, in exchange for the shareholder's shares of the Fund. Each shareholder's investment in the Fund will remain exactly the same after the Reorganization, because the Series will operate in the same manner and with the same investment objective, policies and restrictions as previously existed for the Fund.

  The Board of Trustees believes that the proposed Reorganization will be cost effective, reducing administrative costs. The Board recommends that shareholders of the Fund vote for the Reorganization and for matters identified in the proxy.

  You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Trustees of the Fund.

                                          Sincerely,

                                          Robert W. Crook
                                          President

                             YOUR VOTE IS IMPORTANT

SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. DATE AND SIGN IT AND RETURN IT IN THE ACCOMPANYING PREPAID ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.

                  MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
                              One Financial Center
                        Boston, Massachusetts 02111-2646

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               February 18, 1994

                               ----------------

  A Special Meeting of Shareholders of Merrill Lynch Institutional Tax-Exempt Fund (the "Fund") will be held on Friday, February 18, 1994 at 10:00 a.m., Boston time, at One Financial Center, 15th Floor, Boston, Massachusetts, for the following purposes:

    (1) To consider and vote upon a reorganization (the "Reorganization") in which the Fund would become a separate series of Merrill Lynch Funds For Institutions Series, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), pursuant to an Agreement and Plan of Reorganization whereby (a) all of the assets and liabilities of the Fund will be transferred to the Merrill Lynch Institutional Tax-Exempt Fund series of the Trust (the "Series"); (b) shareholders of the Fund will receive shares of the Series in exchange for their shares of the Fund; and
  (c) the Fund will subsequently be liquidated and dissolved.

    (2) To consider and authorize the Fund, prior to the effective time of the Reorganization, to vote its share of the Series to approve an Investment Advisory Agreement between the Trust and Fund Asset Management, L.P. with respect to the Series.

    (3) To consider and authorize the Fund, prior to the effective time of the Reorganization, to vote its share of the Series to approve a Distribution and Shareholder Servicing Plan with respect to the Series.

    (4) To transact such other business as may properly come before the meeting.

  Under the proposed Agreement and Plan of Reorganization, the Reorganization may not be consummated unless shareholders of the Fund authorize the Fund to approve the proposed Management Agreement and the proposed Distribution and Shareholder Servicing Plan with respect to the Series. ACCORDINGLY, CONSUMMATION OF THE REORGANIZATION REQUIRES SHAREHOLDER APPROVAL OF PROPOSALS 1, 2 AND 3.

  A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after January 5, 1994, at the office of the Fund, One Financial Center, 15th Floor, Boston, Massachusetts.

  PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE. YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                          By Order of the Trustees

                                          Jerry Weiss
                                          Secretary

Boston, Massachusetts
January 6, 1994

                  MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
                              One Financial Center
                        Boston, Massachusetts 02111-2646

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Merrill Lynch Institutional Tax-Exempt Fund (the "Fund") for use at a Special Meeting of the Fund's shareholders (the "Meeting") to be held in connection with the proposed reorganization (the "Reorganization") of the Fund into a separate series (the "Series") of Merrill Lynch Funds for Institutions Series, a Massachusetts business trust (the "Trust") at One Financial Center, 15th Floor, Boston, Massachusetts, on Friday, February 18, 1994 at 10:00 a.m., Boston Time, and at any adjournment thereof.

  The mailing address and the principal executive offices of the Fund are located at One Financial Center, Boston, Massachusetts 02111-2646.

  Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. If no instructions are given on a signed proxy received by the Fund, shares represented by the proxy will be included in the determination of the number of shares present at the meeting and the proxy will be voted to approve the Reorganization and to authorize the Fund, prior to the effective time of the proposed Reorganization, to vote the share of the Merrill Lynch Institutional Tax-Exempt Fund series of the Trust held by it in favor of the proposed Investment Advisory Agreement between the Trust and Fund Asset Management, L.P. ("FAM" or the "Adviser") relating to the Series, in favor of the proposed Distribution and Shareholder Servicing Plan for the Series, and in the discretion of the proxy holders, on any other matter or matters which may properly come before the Meeting or any adjournment. Abstentions and broker non-votes will be included in the determination of the number of shares present at the Meeting and will have the effect of voting to disapprove certain of the proposals involved. The Board of Trustees does not know of any actions to be considered at the Meeting other than those referred to above.

  One or more representatives of Deloitte & Touche, independent accountants of the Fund and the Trust, are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from shareholders.

  Costs of soliciting proxies will be borne by the Fund and, if the Reorganization is consummated, will be assumed by the Series. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of the Fund's shares. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund, FAM (a wholly owned subsidiary of Merrill Lynch & Co., Inc.), and Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor") (an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.), the distributor of shares of the Fund, may, without remuneration, solicit proxies personally or by telephone, telegram or cable.

  On December 29, 1993, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof, there were outstanding 344,371,450 common shares, constituting all of the outstanding voting securities of the Fund. The following table lists persons who owned 5% or more of the outstanding shares of the Fund as of December 29, 1993:

                                                 AMOUNT AND
                  NAME AND                       NATURE OF                      PERCENT
                 ADDRESS  OF                     BENEFICIAL                       OF
              BENEFICIAL OWNER                   OWNERSHIP                       CLASS
              ----------------                   ----------                     -------
       Walmart Stores Inc.                       direct,                         13.1%
       702 SW 8th Street                         45,000,000
       Bentonville, Arizona 72716
       Dow B. Hickman Inc.                       direct                           5.8%
       P.O. Box 2006                             20,000,000
       Sugarland, Texas 77486

Each full share of the Fund outstanding on the record date is entitled to one full vote and each fractional share outstanding on that date is entitled to a proportionate share of one vote. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are being mailed on
or about January   , 1994 to Shareholders of record on the record date.

                                   PROPOSAL 1

                          THE PROPOSED REORGANIZATION

  On December 13, 1993, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Reorganization Plan") in the form attached hereto as Exhibit A. The Reorganization Plan provides for the reorganization of the Fund into a separate series of Merrill Lynch Funds For Institutions Series, a Massachusetts business trust. The mailing address and the principal executive offices of the Trust are located at One Financial Center, Boston, Massachusetts 02111-2646.

REASONS FOR REORGANIZATION

  The principal purpose of the Reorganization is to change the Fund's legal form of organization from a separate entity organized as a Massachusetts business trust to one of several series of the Trust, thereby achieving administrative savings. The various series of the Trust may combine regulatory reports, prospectuses and shareholder reports and achieve other administrative efficiencies which should result in administrative and printing costs for the Series being lower than the aggregate of similar costs if the Fund continued to operate as a separate entity. The Board of Trustees concluded that the proposed trust format provided the most economic and cost efficient method, both from an operational and marketing point of view, of providing the opportunity to invest in the Fund to present and prospective shareholders. Massachusetts has been chosen for the Trust's domicile because its law with respect to business trusts is the most developed of any state.

PRINCIPAL FEATURES OF REORGANIZATION

  The Fund is at the present time an open-end investment company organized as a Massachusetts business trust. Although the Fund was organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940 (the "1940 Act"), the Fund has only one class of common stock outstanding. The Trust was also organized as a "series company" and currently has three series with outstanding common stock. If shareholders of the Fund approve the Reorganization and the conditions of the Reorganization are satisfied, the Fund will transfer all of its assets and liabilities to a series of the Trust known as the "Merrill Lynch Institutional Tax-Exempt Fund" series and each shareholder of the Fund will receive for his or her Fund shares an equal number of shares of the Series. (See "Federal Income Tax Consequences" below.) If shareholders of the Fund do not approve the Reorganization, the Fund will continue in business as a separate Massachusetts business trust.

NATURE OF THE TRUST

  The Trust was formed as a Massachusetts business trust pursuant to a Declaration of Trust dated May 7, 1987. The Trust's Declaration of Trust authorizes the issuance of shares in different series and authorizes the Board of Trustees of the Trust, without further shareholder action, to establish and create additional series and designate the rights and preferences thereof. Prior to December 13, 1993 the Trust had three series known as "Merrill Lynch Institutional Fund," "Merrill Lynch Government Fund" and "Merrill Lynch Treasury Fund," respectively. On December 13, 1993, the Trustees designated an additional series known as "Merrill Lynch Institutional Tax-Exempt Fund". Following completion of the Reorganization, the Trust will have four series of shares and will continue to operate as a "series company" as contemplated by Rule 18f-2 under the 1940 Act.

  The interests of investors in the various series of the Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of the Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, will be allocated to and belong to that series.

PROCEDURES FOR REORGANIZATION

  To effect the Reorganization, one share of the Series will be issued to the Fund. The Fund, as the sole shareholder of the Series, will take the actions authorized by shareholders of the Fund as described below and then transfer all of its assets and liabilities to the Series in exchange for shares of beneficial interest of the Series equal to the number of shares of the Fund then outstanding. Immediately thereafter, the Fund will distribute all such shares to the Fund's shareholders in complete liquidation, and will afterwards be dissolved.

  As a result of the foregoing transactions, each shareholder of the Fund will receive, in exchange for the shares of common stock of the Fund held by that shareholder, an equal number of full and fractional shares of the Series, having a net asset value equal to the net asset value of the Fund shares held by that shareholder. After the Reorganization, the Series will operate in the same manner and with the same investment objectives, policies and restrictions as the Fund had in the past.

  It will not be necessary for holders of certificates representing shares of the Fund's common stock to exchange their certificates for new certificates following consummation of the Reorganization. Certificates for shares of the Fund issued prior to the Reorganization will represent outstanding shares of the Series after the Reorganization. New certificates will not be issued by the Trust after the Reorganization to shareholders of any series of the Trust unless specifically requested in writing. Shareholders of the Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as being shares of the Series.

  Assuming approval by shareholders of the Fund, it is currently contemplated that the Reorganization will become effective at 5:30 p.m. Boston Time, on February 18, 1994. However, the Reorganization may become effective at another time and date should circumstances so warrant.

  The Reorganization Plan authorizes the Fund, as the sole shareholder of the Series prior to the Reorganization, to approve an investment advisory agreement between the Trust and FAM substantially identical to the Management Agreement now in effect. (See below under "Approval of Proposed Investment Advisory Agreement.") The Reorganization Plan also authorizes the Fund to approve a Distribution and Shareholder Servicing Plan substantially identical to the Shareholder Servicing Agreement now in effect. (See below under "Approval of Proposed Distribution and Shareholder Servicing Plan.")

  The obligations of the Fund and the Trust under the Reorganization Plan are subject to the various conditions stated therein, such as approval of the Reorganization Plan by the Fund's shareholders at the Meeting and the receipt of certain opinions of counsel. See Exhibit A. In order to provide against unforeseen events, the Reorganization Plan may be terminated or amended at any time prior to the closing of the Reorganization by action of the trustees of the Fund or the Trust, notwithstanding the approval of the Reorganization Plan by the shareholders of the Fund. However, no amendment may be made which materially adversely affects the interests of the shareholders of the Fund. The Fund and Trust may at any time waive compliance with any of the covenants and conditions contained in the Reorganization Plan, provided that such waiver does not materially adversely affect the interests of the shareholders of the Fund.

THE TRUST

  General. The Trust, like the Fund, is an open-end diversified management investment company. The Trust has been established pursuant to a Declaration of Trust under the laws of the Commonwealth of Massachusetts. Prior to the proposed Reorganization, the Trust will consist of four series of funds, the Merrill Lynch Institutional Fund, the Merrill Lynch Government Fund, the Merrill Lynch Treasury Fund, as well as the newly designated Series. The Government Fund and the Treasury Fund are no-load money funds seeking current income consistent with liquidity and security of principal. The Government Fund invests in a portfolio of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Treasury Fund invests in a portfolio of U.S. Treasury securities. The Institutional Fund is a no-load money fund seeking maximum current income consistent with liquidity and security of principal by investing in a portfolio of high-quality, short-term "money-market" instruments. Prior to the proposed Reorganization, the Series will have nominal assets and no liabilities.

  Prior to the proposed Reorganization, the sole shareholder of the outstanding shares of the Series will be the Fund. Shares of the Series will represent interests in the Fund as it existed prior to its reorganization into the Trust. The investment objectives and policies of the Series will be the same as those of the Fund.

  Voting Rights. The Trust's Declaration of Trust provides that shareholders have the power to vote on any matter required to be submitted to shareholders by the 1940 Act, the laws of the Commonwealth of Massachusetts or otherwise. Under the Trust's Declaration of Trust, any matter affecting a particular series will not be considered approved unless approved by the required vote of the shareholders of that series, and (to the extent permitted by the 1940 Act) only shareholders of the affected series are entitled to vote on matters concerning that series. Subject to the foregoing, series are not required to vote separately on the selection of independent accountants, the election of trustees, or any submission with respect to a contract with a principal underwriter or distributor.

CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE TRUST

  As a Massachusetts business trust, the Trust's operations, like the Fund's, are governed by a Declaration of Trust and By-Laws, as well as applicable Massachusetts law. The Declarations of Trust of the Trust and the Fund contain substantially identical provisions. Set forth below is a description of certain provisions of these Declarations of Trust. Shareholders of the Fund entitled to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written request to the Fund.

  Shares. The shares of beneficial interest in the Trust and the Fund are transferable shares with a par value of $.01 per share. The Declarations of Trust permit the trustees of each of the Trust and the Fund to issue an unlimited number of shares and to divide such shares into an unlimited number of series, all without shareholder approval. Each share of any series represents an equal proportionate interest in the assets and liabilities belonging to that series. As such, each share is entitled to dividends and distributions out of the net profits, surplus (including paid-in surplus), capital, or assets (after expenses) belonging to that series as declared by the trustees of the Trust or the Fund.

  Voting Requirements. The Declarations of Trust provide that special meetings of shareholders must be called upon the written request of holders of at least 10% of the outstanding shares of any series of the Trust or the Fund.

  The Declarations of Trust may be amended by the affirmative vote of the holders of not less than a majority of the shares of the Trust or the Fund. Shareholders of each series have the right to vote separately on amendments to the extent provided above under "The Trust--Voting Rights." Any amendment to the Declarations of Trust that would change any rights with respect to any shareholder by reducing the amount payable on any shares upon liquidation of the Trust or the Fund or by diminishing or eliminating any voting rights of the shareholders may be adopted only with the approval of the holders of more than two-thirds of the outstanding shares of each series.

  Shareholder Meetings. Like the Fund, the Trust is not required to hold annual meetings of its shareholders. Rather, a meeting of the shareholders may be called at any time by a majority of the Fund's Board of Trustees or upon written request of shareholders of any series holding in the aggregate not less than 10% of the outstanding shares of that series.

  Trustees. Under the Declarations of Trust, each of the members of the Board of Trustees of the Trust and the Fund has served and will continue to serve as trustee during the lifetime of the Trust or Fund, until he or she resigns, dies, is removed for cause by a written instrument signed by at least two-thirds of the remaining trustees, is removed by vote of shareholders of the Trust or the Fund holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or until such time as the Trust or Fund is terminated.

  Shareholder Liability. Under Massachusetts law, shareholders of the Trust or the Fund could, under certain circumstances, be held personally liable for the obligations of any series, regardless of whether they held shares of that series. However, the Declarations of Trust disclaim shareholder liability in connection with Trust or Fund property and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the trustees or by any officers, employees or agents of the Trust or the Fund. The Declarations of Trust provide for indemnification out of Trust or Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust or Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote since it is limited to circumstances in which a disclaimer is inoperative and the Trust or Fund itself, as the case may be, would be unable to meet its obligations.

  Liability of Trustees. Under the Declarations of Trust, the trustees may be personally liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties as trustees. Trustees, officers, agents and employees will be indemnified against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by them in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of their being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which they have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of their duties; provided, however, that as to any matter disposed of by a compromise payment, pursuant to a consent decree or otherwise, no indemnification either for that payment or for any other expenses may be provided unless the Trust or the Fund has received a written opinion from independent legal counsel approved by the Board of Trustees of the Trust or Fund, respectively, to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust or Fund, had been adjudicated, it would have been adjudicated in favor of the person seeking indemnification. Trustees may make advance payments in connection with the indemnification, provided that the indemnified person has given a written undertaking to reimburse the Trust or the Fund in the event it is subsequently determined that he is not entitled to such indemnification.

  Payment of Expenses. The Investment Advisory Agreement described under Proposal 2 obligates FAM to provide advisory services and to pay all compensation of and furnish office space for officers and employees of the Series connected with economic research, investment research, trading and investment management of the Series, as well as the fees of all trustees of the Trust who are affiliated persons of Merrill Lynch & Co., Inc. or any of its subsidiaries. Each series of the Trust pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series. Expenses that will be borne directly by each series include redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent and other expenses attributable to a particular series. Expenses which will be allocated on the basis of size of the respective series include trustees' fees, legal expenses, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by MLFD), Securities and Exchange Commission fees, accounting costs and other expenses properly payable by the Trust and allocable on the basis of size of the respective series. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to a series or allocated on the basis of the size of the respective series. The Board of Trustees of the

Trust has determined that this is an appropriate method of allocation of expenses. Currently, the Fund pays all of the foregoing expenses other than those expenses described above as being payable by FAM or MLFD.

  Right of Inspection. Currently, Massachusetts law provides that each shareholder of a Massachusetts business trust is permitted to inspect the records, accounts and books of a business corporation for any legitimate business purpose.

  The foregoing is only a summary of certain provisions applicable to the Trust and the Fund. It is not exhaustive; shareholders should refer to the provisions of the Declarations of Trust, By-Laws and Massachusetts law directly for a more thorough comparison.

TEMPORARY AMENDMENT TO INVESTMENT LIMITATIONS

  During the period prior to the Reorganization, the Fund will own the only outstanding share of the Series. The purpose of the acquisition by the Fund of this nominal share prior to the effective time of the Reorganization is to enable the Trust to avoid holding a separate meeting of its shareholders following the Reorganization in order to comply with the provisions of the 1940 Act requiring approval of the proposed Investment Advisory Agreement for the Series, and approval of the proposed Distribution and Shareholder Servicing Plan for the Series. By acquiring the nominal share of the Series, the Fund can then vote to approve the proposed Investment Advisory Agreement and Distribution and Shareholder Servicing Plan following favorable action by the shareholders of the Fund on Proposals 2 and 3 as set forth in the Notice accompanying this Proxy Statement.

  The following constitutes an investment restriction of the Fund which requires shareholder approval before it can be changed and which might otherwise preclude the Fund from completing the Reorganization. The Fund may not:

    (1) purchase any securities other than obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from Federal income tax.

  By approving the Reorganization, the shareholders will authorize a suspension of this restriction only to the extent necessary to permit the Reorganization to take place.

FEDERAL INCOME TAX CONSEQUENCES

  It is anticipated that the transactions contemplated by the Reorganization Plan will be tax-free. Consummation of the Reorganization is subject to receipt of an opinion of Rogers & Wells, counsel to the Fund, that under the Internal Revenue Code of 1986, as amended (the "Code"), the reorganization of the Fund into the Series pursuant to the Reorganization Plan will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust, or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the Series after the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. Each shareholder should consult his or her own tax adviser with respect to the state and local tax consequences of the proposed transaction.

APPRAISAL RIGHTS

  Under the Fund's Declaration of Trust, every shareholder is entitled to rights of appraisal of his or her shares in the Trust or Fund, respectively, upon the merger, consolidation, sale, lease or exchange of all or substantially all of the property of the Trust or Fund, as the case may be, to the same extent as a shareholder of a Massachusetts business corporation. If the action proposed is approved by the shareholders at the Meeting and effected by the Fund, any shareholder (1) who files with the Fund before the taking of the vote on the approval of such action, written objection to the proposed action stating that he or she intends to demand payment for his or her shares if the action is taken and (2) whose shares are not voted in favor of such action, has or may have the right to demand in writing from the Trust within twenty days after the date of mailing, payment for his or her shares and an appraisal of the value thereof. The Fund and any such shareholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts.

EXPENSES

  The expenses related to the Reorganization, estimated at approximately $135,000, will be borne by the Fund and the Series.

RECOMMENDATION OF TRUSTEES

  The Board of Trustees of the Fund has approved the proposed Reorganization and has determined that the Reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

REQUIRED VOTE

  In accordance with the Fund's Declaration of Trust, By-Laws, and applicable Massachusetts law, an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve the Reorganization and subsequent liquidation and dissolution of the Fund.

  The Board of Trustees of the Fund recommends a vote FOR Proposal 1.

                                   PROPOSAL 2

               APPROVAL OF PROPOSED INVESTMENT ADVISORY AGREEMENT

  The current manager of the Fund is Fund Asset Management, L.P., a subsidiary of Merrill Lynch & Co., Inc, a publicly held corporation. The principal business address of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P.O. Box 9011, Princeton, New Jersey 08543-9011), and the principal business address of Merrill Lynch & Co., Inc. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1209. The current management agreement (the "Current Management Agreement"), dated as of February 19, 1988, between the Fund and FAM, was initially approved by the Board of Trustees of the Fund on September 21, 1987, and by the Fund's shareholders on February 19, 1988. The Fund's Board of Trustees last approved the Management Agreement on June 9, 1993.

  In connection with the Reorganization, shareholders of the Fund will be asked at the Meeting to authorize the Fund, as the sole shareholder of the Series, to vote in favor of approval of an investment advisory agreement, relating to the Series, among the Trust and FAM (the "Investment Advisory

Agreement"), substantially identical to the Current Management Agreement, to take effect at the time that the Reorganization is consummated. A copy of the Investment Advisory Agreement is attached hereto as Exhibit B. If the Reorganization is not approved, the Current Management Agreement will remain in effect.

THE ADVISER

  FAM or Merrill Lynch Asset Management, L.P. ("MLAM"), acts as manager or adviser for over 90 other registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions. In the aggregate, as of November 30, 1993, MLAM and FAM had $158.0 billion in investment company and other portfolio assets under management. The total securities and economic research facilities of Merrill Lynch, Pierce, Fenner & Smith Incorporated are available to FAM.

  Effective January 1, 1994, the Adviser was reorganized as a Delaware limited partnership. Prior to the reorganization, the Adviser was a Delaware corporation known as Fund Asset Management, Inc., which was incorporated in 1976. The reorganization did not result in a change to the Adviser's management or personnel, nor did the reorganization cause any adverse change to the Adviser's financial condition. FAM is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. Fund Asset Management, Inc. was a wholly-owned subsidiary of Merrill Lynch Investment Management, Inc., which did business as Merrill Lynch Asset Management. MLAM is a wholly-owned subsidiary of Merrill Lynch & Co., Inc.

  Set forth below is a list of the directors and principal executive officer of the Adviser, which indicates each business, profession, vocation or employment of a substantial nature in which each director or officer has been engaged since November 30, 1987 for his own account or in the capacity of director, officer, partner or trustee. (All directors and officers have as their business address 800 Scudders Mill Road, Plainsboro, New Jersey 08536.)

  Arthur Zeikel--President and Chief Investment Officer--Director of Princeton Services since 1993; President of MLAM since 1977, Chief Investment Officer thereof since 1976 and Director thereof from 1976 to 1993; an Executive Vice President of Merrill Lynch & Co., Inc. since 1990; an Executive Vice President since 1990 and a Senior Vice President from 1985 to 1990 of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  Terry K. Glenn--Executive Vice President--Executive Vice President of MLAM since 1983 and Director thereof from 1992 to 1993; Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, Inc.

  Philip L. Kirstein--Senior Vice President, General Counsel and Secretary-- Senior Vice President, General Counsel and Secretary of MLAM.

FINANCIAL INFORMATION CONCERNING THE ADVISER

  An audited copy of the balance sheet of Fund Asset Management, Inc. (the name of the Adviser prior to its reorganization on January 1, 1994) as of the end of its fiscal year ended December 25, 1992, as well as a copy of an unaudited balance sheet as of September 24, 1993, are included in this Proxy Statement as Exhibit C in accordance with the requirements of the 1940 Act and should not be confused with or mistaken for the financial statements of the Fund. The Adviser has represented to the Fund that there has been no material adverse change in the financial condition of the Adviser since the date of the unaudited balance sheet.

DESCRIPTION OF PROPOSED INVESTMENT ADVISORY AGREEMENT

  The proposed Investment Advisory Agreement between the Trust and FAM with respect to the Series is substantially identical to the Current Management Agreement between the Fund and FAM. Pursuant to the terms of the Investment Advisory Agreement, FAM, subject to the general supervision of the trustees of the Trust and in conformance with the stated policies of the Series, will render investment supervisory and corporate administrative services to the Series. In this regard, it will be the responsibility of FAM to make investment decisions for the Series and to place the purchase and sale orders for the portfolio transactions of the Series. In addition, FAM will perform, or supervise the performance of, administrative services in connection with the Series, including (i) supervision of all aspects of the Series' administration and operations, including processing services related to the purchase and redemption of Series shares, the general handling of shareholder relations, and portfolio management; (ii) providing the Series, at FAM's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Series; and (iii) providing the Series, at FAM's expense, with adequate office space and related services. FAM may arrange for the provision of these administrative services and functions by MLFD or another affiliate of Merrill Lynch & Co., Inc. The Series' accounting records will be maintained, at the Series' expense, by its custodian, State Street Bank and Trust Company.

  As compensation for the services rendered by FAM under the Investment Advisory Agreement, the Series will pay FAM the same fees, computed daily and payable monthly, as are currently paid by the Fund pursuant to the Current Management Agreement. The Series will pay FAM a fee at the following rates:

Value of Series' average daily net assets                           Advisory Fee
Up to and including $1,500,000,000.................................    0.45 %
Over $1,500,000,000 up to and including $2,000,000,000.............    0.425%
Over $2,000,000,000................................................    0.40 %

  During the fiscal year ended November 30, 1993, pursuant to the Current Management Agreement, the fee payable by the Fund to FAM was $1,247,564, of which amount FAM voluntarily waived $460,377. During the fiscal year ended November 30, 1992, the fee payable by the Fund to FAM was $1,386,534 and FAM voluntarily waived $231,089 of this fee. During the fiscal year ended November 30, 1991, the fee payable by the Fund to FAM was $1,515,240 of which amount FAM voluntarily waived $252,539. Effective February 8, 1993, FAM agreed voluntarily to waive that portion of its management fee so that the effective fee payable by the Fund to FAM would be at an annual rate of 0.26% of the Fund's average daily net assets. Effective December 1, 1993, FAM agreed to waive voluntarily that portion of its management fee so that the effective fee payable by the Fund to FAM will be at an annual rate of 0.20% of the Fund's average daily net assets. It is expected that FAM will similarly waive a portion of its advisory fee under the proposed Investment Advisory Agreement; however, FAM may discontinue the waiver of the fee in whole or in part at any time without notice.

  The Investment Advisory Agreement will terminate automatically upon its assignment and is terminable at any time without penalty by the Trust's Board of Trustees or by a vote of a majority of the Series' outstanding shares or by FAM on 60 days' written notice to the other party.

  Securities held by the Series may also be held by other funds for which FAM or MLAM, acts as a manager or adviser, or by investment advisory clients of MLAM. Securities may be held by, or be appropriate investments for, the Series as well as such other clients of FAM or MLAM. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Series, or other funds for which FAM or MLAM acts as manager or adviser, or for their other advisory clients, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  FAM, as Adviser, has agreed that, in the event the operating expenses of the Series (including the fees payable to FAM but excluding taxes, interest, brokerage and extraordinary expenses), for any fiscal year ending on a date on which the Investment Advisory Agreement is in effect, exceed the expense limitations applicable to the Series imposed by state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Series in the amount of such excess. At the date hereof, the most restrictive annual expense limitations applicable to the Series require that the Adviser reimburse the Series in any amount necessary to prevent such operating expenses of the Series from exceeding in any fiscal year 2.5% of the Series' first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. No fee payment will be made to the Adviser during any year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

  The advisory services of FAM to the Series are not exclusive under the terms of the Investment Advisory Agreement, and FAM is also free to, and does, render such services to others.

  Set forth below is a table listing the investment companies for which FAM or MLAM, acts as investment adviser, together with certain information concerning the investment advisory fees paid by each such investment company.

                                                          ADVISORY FEE
                                          ---------------------------------------------
                                                                             ANNUAL
                            NET ASSETS                                    EFFECTIVE FEE
                          AT NOVEMBER 26,  ANNUAL RATE        FIRST          RATE AT
                               1993       (PERCENTAGE OF    BREAKPOINT    NOVEMBER 26,
INVESTMENT COMPANY         (IN MILLIONS)  OF NET ASSETS) (IN MILLIONS)(1)     1993(2)
- ------------------        --------------- -------------- ---------------- -------------
Companies for which MLAM
 acts as investment ad-
 viser
 Convertible Holdings,
  Inc...................        296.6          0.60             --            0.60
 Merrill Lynch Adjust-
  able Rate Securities
  Fund, Inc.............        524.7          0.50             --            0.50
 Merrill Lynch Americas
  Income Fund, Inc......        101.9          0.60             --            0.60
 Merrill Lynch Balanced
  Fund for Investment
  and Retirement........        858.9          0.65            500            0.63
 Merrill Lynch Capital
  Fund, Inc.............      5,221.5          0.50            250            0.41
 Merrill Lynch Develop-
  ing Capital Markets
  Fund, Inc.............        244.1          1.00             --            1.00
 Merrill Lynch Dragon
  Fund, Inc.............        893.3          1.00             --            1.00
 Merrill Lynch EuroFund.        970.3          0.75             --            0.75
 Merrill Lynch Fundamen-
  tal Growth Fund, Inc..         53.0          0.65             --            0.65
 Merrill Lynch Fund for
  Tomorrow, Inc.........        409.4          0.65            750            0.65

                                                          ADVISORY FEE
                                          ---------------------------------------------
                                                                             ANNUAL
                            NET ASSETS                                    EFFECTIVE FEE
                          AT NOVEMBER 26,  ANNUAL RATE        FIRST          RATE AT
                               1993       (PERCENTAGE OF    BREAKPOINT    NOVEMBER 26,
INVESTMENT COMPANY         (IN MILLIONS)  OF NET ASSETS) (IN MILLIONS)(1)     1993(2)
- ------------------        --------------- -------------- ---------------- -------------
 Merrill Lynch Global
  Bond Fund for Invest-
  ment and
  Retirement............        997.3          0.60              --           0.60
 Merrill Lynch Global
  Allocation Fund, Inc..      5,484.0          0.75           2,500           0.72
 Merrill Lynch Global
  Convertible Fund,
  Inc...................         35.1          0.65              --           0.65
 Merrill Lynch Global
  Holdings Fund.........        292.4          1.00              --           1.00
 Merrill Lynch Global
  Utility Fund, Inc.....        680.1          0.60              --           0.60
 Merrill Lynch Growth
  Fund for Investment
  and Retirement........      1,293.0          0.65              --           0.65
 Merrill Lynch
  Healthcare Fund, Inc..        120.1          1.00              --           1.00
 Merrill Lynch High In-
  come Municipal Bond
  Fund, Inc.............        223.0          1.20              --           1.20
 Merrill Lynch Institu-
  tional Intermediate
  Fund..................        120.5          0.40              --           0.40
 Merrill Lynch Interna-
  tional Equity Fund....        508.9          0.75              --           0.75
 Merrill Lynch Latin
  America Fund, Inc.....        377.6          1.00              --           1.00
 Merrill Lynch Municipal
  Series Trust..........        179.4          0.55              --           0.55
 Merrill Lynch Natural
  Resources Trust.......        208.2          0.60              --           0.60
 Merrill Lynch Pacific
  Fund, Inc.............        920.3          0.60              --           0.60
 Merrill Lynch Ready As-
  sets Trust............      6,861.5          0.50             500           0.37
 Merrill Lynch Retire-
  ment Series Trust.....      7,092.0          0.50           1,000           0.39
 Merrill Lynch Senior
  Floating Rate Fund,
  Inc...................        698.5          1.20              --           1.20
 Merrill Lynch Series
  Fund, Inc.(3)
 Balanced Portfolio.....         86.6          0.50             250(4)        0.33
 Capital Stock Portfo-
  lio...................        212.5          0.50             250(4)        0.33
 Global Strategy Portfo-
  lio...................        162.5          0.50             250(4)        0.33
 Growth Stock Portfolio.        121.7          0.50             250(4)        0.33
 High Yield Portfolio...         91.2          0.50             250(4)        0.33
 Intermediate Government
  Bond Portfolio........        286.0          0.50             250(4)        0.33
 Long-Term Corporate
  Bond Portfolio........        141.4          0.50             250(4)        0.33
 Money Reserve Portfo-
  lio...................        561.6          0.50             250(4)        0.33
 Multiple Strategy Port-
  folio.................        184.9          0.50             250(4)        0.33
 Natural Resources Port-
  folio.................         18.1          0.50             250(4)        0.34
 Merrill Lynch Short-
  Term Global Income
  Fund, Inc.............      1,695.9          0.55           2,000           0.55
 Merrill Lynch Strategic
  Dividend Fund.........        247.7          0.60              --           0.60
 Merrill Lynch Technol-
  ogy Fund, Inc.........        273.4          1.00              --           1.00
 Merrill Lynch U.S.
  Treasury Money Fund...         79.3          0.50             500           0.50
 Merrill Lynch U.S.A.
  Government Reserves...        576.3          0.45              --           0.45
 Merrill Lynch Utility
  Income Fund, Inc......         29.9          0.55              --           0.55
 Merrill Lynch Variable
  Series Funds, Inc.(5)
 American Balance Fund..        102.9          0.55              --           0.55
 Basic Value Focus Fund.         34.4          0.60              --           0.60
 Domestic Money Market
  Fund..................        158.6          0.50              --           0.50
 Equity Growth Fund.....         83.2          0.75              --           0.75
 Flexible Strategy Fund.        172.0          0.65              --           0.65
 Global Strategy Focus
  Fund..................        222.5          0.65              --           0.65
 Global Utility Focus
  Fund..................         85.2          0.60              --           0.60
 High Current Income
  Fund..................        145.7          0.55             250(4)        0.55
 International Equity
  Focus Fund............         55.1          0.75              --           0.75
 Natural Resources Focus
  Fund..................         14.1          0.65              --           0.65
 Prime Bond Fund........        295.8          0.50             250(4)        0.50

                                                          ADVISORY FEE
                                          ---------------------------------------------
                                                                             ANNUAL
                            NET ASSETS                                    EFFECTIVE FEE
                          AT NOVEMBER 26,  ANNUAL RATE        FIRST          RATE AT
                               1993       (PERCENTAGE OF    BREAKPOINT    NOVEMBER 26,
INVESTMENT COMPANY         (IN MILLIONS)  OF NET ASSETS) (IN MILLIONS)(1)     1993(2)
- ------------------        --------------- -------------- ---------------- -------------
 Quality Equity Fund....        271.3          0.50             250(4)        0.50
 Reserve Assets Fund....         30.3          0.50             500(4)        0.50
 World Income Focus
  Fund..................         41.0          0.60              --           0.60
Companies for which FAM
 acts as investment ad-
 viser
 Apex Municipal Fund,
  Inc...................        202.9          0.65              --           0.65
 CBA Money Fund.........      1,207.8          0.50             500           0.45
 CMA Government Securi-
  ties Fund.............      3,757.6          0.50             500           0.40
 CMA Money Fund.........     26,843.1          0.50             500           0.38
 CMA Multi-State Munici-
  pal Series Trust
 CMA Arizona Muni Money
  Fund..................         52.4          0.50             500           0.50
 CMA California Muni
  Money Fund............      1,132.5          0.50             500           0.45
 CMA Connecticut Muni
  Money Fund............        239.6          0.50             500           0.50
 CMA Massachusetts Muni
  Money Fund............        158.1          0.50             500           0.50
 CMA Michigan Muni Money
  Fund..................        210.6          0.50             500           0.50
 CMA New Jersey Muni
  Money Fund............        385.4          0.50             500           0.50
 CMA New York Muni Money
  Fund..................        689.3          0.50             500           0.48
 CMA North Carolina Muni
  Money Fund............        213.7          0.50             500           0.50
 CMA Ohio Muni Money
  Fund..................        182.6          0.50             500           0.50
 CMA Pennsylvania Muni
  Money Fund............        304.6          0.50             500           0.50
 CMA Tax-Exempt Fund....      7,922.9          0.50             500           0.39
 CMA Treasury Fund......      1,159.6          0.50             500           0.45
 The Corporate Fund Ac-
  cumulation Program,
  Inc...................        107.9          0.50              --           0.50
 Corporate High Yield I
  Fund, Inc.(6).........        290.1          0.50              --           0.50
 Corporate High Yield II
  Fund, Inc.(6).........        110.9          0.50              --           0.50
 Financial Institutions
  Series Trust(7).......        149.0          0.55             500           0.55
 Income Opportunities
  Fund 1999, Inc........        519.1          0.75              --           0.75
 Income Opportunities
  Fund 2000, Inc........        135.3          0.75              --           0.75
 Merrill Lynch Basic
  Value Fund, Inc.......      3,703.7          0.60             100           0.41
 Merrill Lynch Califor-
  nia Municipal Series
  Trust
 California Insured Mu-
  nicipal Bond Fund.....         93.3          0.55             500           0.55
 California Municipal
  Bond Fund.............        883.2          0.55             500           0.54
 Merrill Lynch Corporate
  Bond Fund, Inc.
 High Income Portfolio..      2,868.7          0.55             250(4)        0.42
 High Quality Portfolio.        921.3          0.50             250(4)        0.37
 Intermediate Term Port-
  folio.................        335.7          0.50             250(4)        0.37
 Merrill Lynch Federal
  Securities Trust......      3,692.2          0.50             500           0.42
 Merrill Lynch Funds for
  Institutions Series
 Merrill Lynch Govern-
  ment Fund.............      1,270.6          0.35             500           0.33
 Merrill Lynch Institu-
  tional Fund...........      4,752.6          0.40             250           0.33
 Merrill Lynch Treasury
  Fund..................        312.7          0.35             500           0.35
 Merrill Lynch Institu-
  tional Tax-Exempt
  Fund..................        242.7          0.45           1,500           0.45
 Merrill Lynch Limited
  Maturity Municipal Se-
  ries Trust
 Arizona Limited Matu-
  rity Muni Bond........          5.3          0.35              --           0.35
 California Limited Ma-
  turity Muni Bond......         10.7          0.35              --           0.35
 Florida Limited Matu-
  rity Muni Bond........         23.2          0.35              --           0.35
 Massachusetts Limited
  Maturity Muni Bond....          8.5          0.35              --           0.35

                                                          ADVISORY FEE
                                          ---------------------------------------------
                                                                             ANNUAL
                            NET ASSETS                                    EFFECTIVE FEE
                          AT NOVEMBER 26,  ANNUAL RATE        FIRST          RATE AT
                               1993       (PERCENTAGE OF    BREAKPOINT    NOVEMBER 26,
INVESTMENT COMPANY         (IN MILLIONS)  OF NET ASSETS) (IN MILLIONS)(1)     1993(2)
- ------------------        --------------- -------------- ---------------- -------------
 Michigan Limited Matu-
  rity Muni Bond........          4.6          0.35             --            0.35
 New Jersey Limited Ma-
  turity Muni Bond......          7.1          0.35             --            0.35
 New York Limited Matu-
  rity Muni Bond........         10.8          0.35             --            0.35
 Pennsylvania Limited
  Maturity Muni Bond....          8.4          0.35             --            0.35
 Merrill Lynch Multi-
  State Municipal Bond
  Series Trust
 Arizona Municipal Bond
  Fund..................        104.6          0.55            500            0.55
 Colorado Municipal Bond
  Fund..................         11.5          0.55            500            0.55
 Florida Municipal Bond
  Fund..................        305.8          0.55            500            0.55
 Maryland Municipal Bond
  Fund..................         10.4          0.55            500            0.55
 Massachusetts Municipal
  Bond Fund.............         86.4          0.55            500            0.55
 Michigan Municipal Bond
  Fund..................         67.6          0.55            500            0.55
 Minnesota Municipal
  Bond Fund.............         69.6          0.55            500            0.55
 New Jersey Municipal
  Bond Fund.............        232.9          0.55            500            0.55
 New York Municipal Bond
  Fund..................        768.2          0.55            500            0.54
 North Carolina Munici-
  pal Bond Fund.........         58.4          0.55            500            0.55
 Ohio Municipal Bond
  Fund..................         69.0          0.55            500            0.55
 Oregon Municipal Bond
  Fund..................         24.9          0.55            500            0.55
 PA Municipal Bond Fund.        153.4          0.55            500            0.55
 Texas Municipal Bond
  Fund..................         94.1          0.55            500            0.55
 Merrill Lynch Municipal
  Bond Fund, Inc.
 Insured Portfolio......      3,142.8          0.40            250(4)         0.36
 Limited Maturity Port-
  folio.................      1,026.0          0.40            250(4)         0.33
 National Portfolio.....      1,822.5          0.50            250(4)         0.48
 Merrill Lynch Phoenix
  Fund, Inc.............        479.1          1.00             --            1.00
 Merrill Lynch Special
  Value Fund, Inc.......        158.0          0.75             --            0.75
 Merrill Lynch World In-
  come Fund, Inc........      2,556.7          0.60             --            0.60
 MuniAssets Fund, Inc...         69.3          0.55             --            0.55
 MuniBond Income Fund,
  Inc...................         93.8          0.55             --            0.55
 The Municipal Fund Ac-
  cumulation Program,
  Inc...................        616.8          0.50             --            0.50
 MuniEnhanced Fund,
  Inc.(8)...............        522.8          0.50             --            0.50
 MuniInsured Fund, Inc..         83.9          0.50             --            0.50
 MuniVest Fund, Inc.(9).        909.6          0.50             --            0.50
 MuniVest Fund II, Inc..        429.1          0.50             --            0.50
 MuniVest California In-
  sured Fund, Inc.......        126.0          0.50             --            0.50
 MuniVest Florida Fund..        126.6          0.50             --            0.50
 MuniVest Michigan In-
  sured Fund, Inc.......        155.1          0.50             --            0.50
 MuniVest New Jersey
  Fund, Inc.............        116.9          0.50             --            0.50
 MuniVest New York In-
  sured Fund, Inc.......        152.4          0.50             --            0.50
 MuniVest Pennsylvania
  Insured Fund..........         83.4            --             --            0.50
 MuniYield Arizona Fund,
  Inc...................         52.9          0.50             --            0.50
 MuniYield Arizona Fund
  II, Inc...............         25.9          0.50             --            0.50
 MuniYield California
  Fund, Inc.............        390.5          0.50             --            0.50
 MuniYield California
  Insured Fund, Inc.....        348.1          0.50             --            0.50
 MuniYield California
  Insured Fund II, Inc..        291.3          0.50             --            0.50
 MuniYield Florida Fund.        181.6          0.50             --            0.50
 MuniYield Florida In-
  sured Fund............        193.9          0.50             --            0.50

                                                         ADVISORY FEE
                                         ---------------------------------------------
                                                                            ANNUAL
                           NET ASSETS                                    EFFECTIVE FEE
                         AT NOVEMBER 26,  ANNUAL RATE        FIRST          RATE AT
                              1993       (PERCENTAGE OF    BREAKPOINT    NOVEMBER 26,
INVESTMENT COMPANY        (IN MILLIONS)  OF NET ASSETS) (IN MILLIONS)(1)     1993(2)
- ------------------       --------------- -------------- ---------------- -------------
 MuniYield Fund,
  Inc.(10)..............       856.1          0.50             --            0.50
 MuniYield Insured Fund,
  Inc...................     1,056.3          0.50             --            0.50
 MuniYield Insured Fund
  II, Inc...............       384.1          0.50             --            0.50
 MuniYield Michigan
  Fund, Inc.............       180.1          0.50             --            0.50
 MuniYield Michigan In-
  sured Fund, Inc.......       168.6          0.50             --            0.50
 MuniYield New Jersey
  Fund, Inc.............       200.1          0.50             --            0.50
 MuniYield New Jersey
  Insured Fund, Inc.....       185.9          0.50             --            0.50
 MuniYield New York In-
  sured Fund, Inc.......       283.1          0.50             --            0.50
 MuniYield New York In-
  sured Fund II, Inc....       242.4          0.50             --            0.50
 MuniYield New York In-
  sured Fund III, Inc...        80.7          0.50             --            0.50
 MuniYield Pennsylvania
  Fund..................       130.7          0.50             --            0.50
 MuniYield Quality Fund,
  Inc...................       672.5          0.50             --            0.50
 MuniYield Quality Fund
  II, Inc...............       499.7          0.50             --            0.50
 Senior High Income
  Portfolio, Inc.(6)....       245.4          0.50             --            0.50
 Senior High Income
  Portfolio II, Inc.(6).       160.0          0.50             --            0.50
 Taurus MuniCalifornia
  Holdings, Inc.........        83.0          0.50             --            0.50
 Taurus MuniNew York
  Holdings, Inc.........       115.5          0.50             --            0.50

- --------
 (1) The term "breakpoint" refers to the level of net assets at which the management fee rate is reduced.
 (2) The effective fee rate is the annual management fee rate, taking into account any applicable breakpoints, payable at the net asset level at November 26, 1993. The annual management fee payable at the November 26, 1993 net asset level can be obtained by multiplying the effective fee rate by the net assets at such date. In certain instances, the effective fee indicated is higher than the amount actually received because all or a portion of the management fee is waived either voluntarily or pursuant to applicable expense limitations.
 (3) A series fund for investments in connection with the variable life insurance program of Monarch Life Insurance Company (which is not an affiliate of MLAM), Merrill Lynch Life Insurance Company (an affiliate of
     MLAM) and ML Life Insurance Company of New York (an affiliate of MLAM).
 (4) The breakpoints are based upon the combined net assets of the portfolios.
 (5) A series fund for investments in connection with the variable annuity program of Family Life Insurance Company (which is no longer an affiliate of MLAM), Merrill Lynch Life Insurance Company (an affiliate of MLAM) and ML Life Insurance Company of New York (an affiliate of MLAM).
 (6) The management fee is based on average net assets plus the principal amount of outstanding borrowings of the Fund.

                                                  AVERAGE              ADJUSTED
                                                    NET    OUTSTANDING   NET
                                                  ASSETS   BORROWINGS   ASSETS
                                                    (IN        (IN        (IN
                                                 MILLIONS)  MILLIONS)  MILLIONS)
                                                 --------- ----------- --------
      Corporate High Yield I...................    287.6      77.0      364.6
      Corporate High Yield II..................    110.9       0.0      110.9
      Senior High Income Portfolio I...........    244.0      75.0      319.0
      Senior High Income Portfolio II..........    148.8      10.0      158.8

 (7) A series fund presently consisting of Summit Cash Reserves Fund. Of the indicated management fee, FAM receives a fee of .275 average net assets from Summit Cash Reserves Fund for acting as investment manager.
 (8) Net assets includes $150,000,000 attributable to three series of Auction Market Preferred Stock.
 (9) Net assets includes $275,000,000 attributable to five series of Auction Market Preferred Stock.
(10) Net assets includes $250,000,000 attributable to five series of Auction Market Preferred Stock.

PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Fund's Board of Trustees and officers of the Fund, the Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best net results, taking into account the price of the securities offered, the firm's general executions and operational facilities, the type of transaction involved and other factors such as the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Fund's policy of investing in securities with short maturities will result in high portfolio turnover.

  The securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The tax-exempt securities in which the Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio security transactions of the Fund will primarily consist of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Since over-the-counter transactions are usually principal transactions, affiliated persons of the Fund, including Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions, except pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission. The Securities and Exchange Commission has issued an exemptive order permitting the Fund to conduct principal transactions with Merrill Lynch in municipal securities with remaining maturities of one year or less which have received one of the two highest ratings from at least one of the nationally recognized rating agencies, subject to a number of conditions, including conditions designed to insure that the prices to the Fund available from Merrill Lynch are equal to or better than that available from other sources. Merrill Lynch has informed the Fund that it will in no way at any time attempt to influence or control the activities of the Fund or its manager or adviser in placing such principal transactions. The exemptive order allows Merrill Lynch to receive a dealer spread on any transaction with the Fund no greater than its customary dealer spreads for transactions of the type involved. During the fiscal year ended November 30, 1993, the Fund engaged in 14 such transactions amounting to approximately $93.6 million. During the fiscal year ended November 30, 1992, the Fund engaged in 12 such transactions amounting to approximately $66.3 million. During the fiscal year ended November 30, 1991, the Fund engaged in 29 such transactions amounting to approximately $157.6 million. The Fund may purchase tax-exempt securities from underwriting syndicates of which Merrill Lynch is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act, and affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on any agency basis.

  During the fiscal years ended November 30, 1991, 1992 and 1993 Merrill Lynch did not receive any fees from issuers for acting in an agency capacity in connection with securities acquired by the Fund.

  The Fund does not expect to use one particular dealer, but, subject to obtaining the best net results as described above, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such supplemental information ordinarily consists of assessments and analyses of the business or prospects of a company, industry or economic sector.

MANAGEMENT OF THE FUND

  The Trustees and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Trustee and executive officer is One Financial Center, Boston, Massachusetts 02111-2646.

  ROBERT W. CROOK--President and Trustee (1)(2)--Senior Vice President of MLAM and of MLDF since 1990 and Vice President of MLAM and MLFD prior thereto.

  DAVID ALMY--Trustee (2)--One International Place, Boston, Massachusetts 02110. President of McCall & Almy, Inc. (real estate advisor) since 1990 and President of Leggat McCall/Grubb & Ellis, Inc. prior thereto.

  A. BRUCE BRACKENRIDGE--Trustee (2)--9 Elm Lane, Bronxville, New York 10708. Group Executive of J.P. Morgan & Co., Inc. and Morgan Guaranty Trust Company from 1979 to 1991 and an employee of J.P. Morgan in various capacities from 1952 to 1991; Director of Parsons School of Design since 1988.

  CHARLES C. CABOT, JR.--Trustee (2)--One Post Office Square, Boston, Massachusetts 02109. Partner of the law firm Sullivan & Worcester and associated with that firm since 1966.

  TERRY K. GLENN--Trustee (1)(2)--Box 9011, Princeton, New Jersey 08543-9011. Executive Vice President of MLAM and FAM since 1983; President and Director of MLFD since 1986; President of Princeton Administrators, Inc. since 1988 and Director of Financial Data Services, Inc. since 1985.

  TODD GOODWIN--Trustee (1)(2)--600 Madison Avenue, New York 10022. General Partner of Gibbons, Goodwin, van Amerongen (investment banking firm) since 1984; Director of Ladish Co., Inc. (large metal forgings), Wells Aluminum Co. (aluminum products manufacturer), Rival Manufacturing Co. (electrical appliance manufacturer), Robert Half International (temporary and permanent accounting personnel), Horace Mann Educators Corp. (insurance company) and Schult Homes, Inc. (producer and seller of manufactured homes).

  GEORGE W. HOLBROOK, JR.--Trustee (2)--450 Post Road East, Westport, Connecticut 06880. Managing Partner of Bradley Resources Company (private investment company) and associated with that firm and its predecessors since 1953; Director of Canyon Resources Corporation (mineral exploration company).

  WILLIAM E. ALDRICH--Executive Vice President (2)--Vice President of MLAM since 1993; Senior Vice President of MLFD since 1990; Vice President of MLFD prior thereto and a Vice President of FAM since 1981.

  WILLIAM M. BREEN--Senior Vice President, Chief Financial Officer and Treasurer (2)--Vice President of MLAM since 1993; Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.

  JAMES J. FATSEAS--Senior Vice President (2)--Vice President of MLAM since 1993; Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.

  STANLEY GRACZYK--Senior Vice President (2)--Vice President of MLAM since 1993; Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.

  WILLIAM WASEL--Senior Vice President (2)--Vice President of MLAM since 1993; Vice President of MLFD since 1990 and Assistant Vice President of MLFD prior thereto.

  MICHAEL J. BRADY--Senior Vice President (2)--Vice President of MLAM since 1993; Vice President of MLFD since 1990 and an employee of MLFD prior thereto.

  VINCENT R. GIORDANO--Vice President (2)--Box 9011, Princeton, New Jersey 08543-9011. Senior Vice President of FAM and MLAM since 1984 and Vice President since 1980; Portfolio Manager of FAM since 1977.

  PETER HAYES--Vice President (2)--Vice President of MLAM since 1988; Portfolio Manager of the Fund since 1987 and Vice President of Shawmut Bank, N.A. from 1984 to 1987.

  KAREN D. BARBATO--Vice President (2)--Employee of MLFD since 1982.

  DONALD C. BURKE--Vice President (2)--Box 9011, Princeton, New Jersey, 08543-9011. Vice President of MLAM since 1990 and an accountant with Deloitte & Touche from 1982 to 1990.

  ANN CATLIN--Vice President (2)--Employee of MLFD since 1986.

  CHARLES O. DALY--Vice President (2)--Employee of MLFD since 1981.

  MARA G. DIBIASE--Vice President and Assistant Treasurer (2)--Employee of MLFD since 1982.

  DIANA FRANKLAND--Vice President (2)--Employee of MLFD since 1979.

  MARK E. MAGUIRE--Vice President (2)--Assistant Vice President of MLFD since 1990 and an employee of MLFD since 1986.

  GERALD M. RICHARD--Vice President (2)--Box 9011, Princeton, New Jersey 08543-9011. Senior Vice President and Treasurer of MLAM and FAM since 1984; Vice President of MLFD since 1981; Treasurer of MLFD since 1984 and Senior Vice President and Treasurer of Princeton Administrators, Inc. since 1988.

  PATRICIA A. SCHENA--Vice President (2)--Employee of MLFD since 1980.

  BARRY F.X. SMITH--Vice President (2)--Employee of MLFD since 1987.

  DIANNE F. TINNEY--Vice President (2)--Employee of MLFD since 1983.

  JERRY WEISS--Secretary (2)--Box 9011, Princeton, New Jersey, 08543-9011. Vice President of MLAM since 1990 and an attorney in private practice prior thereto.

- --------
(1) Interested person, as defined in the 1940 Act, of the Fund. Mr. Crook and Mr. Glenn are officers of MLFD and MLAM. Mr. Goodwin is an affiliate of a broker-dealer registered under the Securities Exchange Act of 1934.
(2) Director/Trustee or officer of certain other investment companies for which FAM or MLAM acts as an investment adviser.

  The Trustees have an Audit and Nominating Committee, the members of which are Messrs. Almy, Brackenridge, Cabot and Holbrook.

  At November 30, 1993, the officers and interested trustees of the Fund owned an aggregate of less than 1% of the outstanding shares of the Fund. On that date the officers and interested Trustees of the Fund owned an aggregate of less than 1/4 of 1% of the outstanding Common Stock of Merrill Lynch & Co., Inc.

  Pursuant to the terms of the Current Management Agreement, FAM pays all compensation of officers and employees of the Fund as well as the fees of all Trustees of the Fund who are affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries. Under the proposed Investment Advisory Agreement, the Adviser will pay all compensation of officers and employees of the Series as well as the fees of the Series' Board of Trustees who are affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries. The Fund pays each unaffiliated trustee a fee of $6,000 per year, and the Fund pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended November 30, 1992, such fees and expenses aggregated $28,621. For the fiscal year ended November 30, 1993, such fees and expenses aggregated $36,128.

CONSIDERATION OF BOARD OF TRUSTEES

  The Board of Trustees of the Trust requested, received and considered such information as it deemed reasonably necessary to enable the Board, and in particular those Trustees who are not "interested persons," to evaluate the proposed Investment Advisory Agreement. At a meeting called for that purpose on December 13, 1993, the Board of Trustees, including a majority of the Trustees who are not "interested persons," voted to approve the proposed Investment Advisory Agreement and to submit it to the Fund as the sole shareholder of the Series.

REQUIRED VOTE

  The 1940 Act requires that the proposed Investment Advisory Agreement be approved by the affirmative vote of "a majority of the outstanding voting securities" of the Fund which is defined in the 1940 Act as the lesser of (a) a majority of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if more than 50% of the outstanding shares of the Fund are represented. If authorized by the shareholders of the Fund, the Fund will vote for the approval of the proposed Investment Advisory Agreement. However, proxies solicited by the Fund's Board of Trustees for the meeting will not be voted for approval of the Investment Advisory Agreement unless (i) in the judgment of the Board of Trustees there has been no material adverse change in the financial condition of the Investment Adviser between the date of the unaudited balance sheet and the most recently completed quarter and (ii) the Fund has received a certificate of the Chairman, the President or Senior Vice President of the Adviser, dated the day on which such vote is to be taken, to the effect that, to the knowledge of that officer, since the date of the most recently completed quarter there has been no material adverse change in the financial condition of the Adviser unless such material adverse change has been disclosed to stockholders in additional proxy solicitation materials.

  The Board of Trustees of the Fund recommends a vote FOR Proposal 2.

                                   PROPOSAL 3

                              APPROVAL OF PROPOSED
                  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  The Fund has adopted a Shareholder Servicing Plan in compliance with Rule 12b-1 of the 1940 Act (the "Current Plan") pursuant to which Merrill Lynch Funds Distributor, Inc., acting as Distributor, may use a portion of the advisory fee compensation it receives from the Fund to promote the distribution of the Fund's shares and to enhance the provision of shareholder services. At the Meeting, shareholders of the Fund will be asked to authorize the Fund, as the sole shareholder of the Series, to vote in favor of a new Distribution and Shareholder Servicing Plan (the "Plan") with respect to the Series, to take effect at the time that the Reorganization is consummated. With the exception noted below, the proposed Plan is substantially similar to the Current Plan. A copy of the Plan is attached hereto as Exhibit D. If shareholders do not approve the Reorganization, the Current Plan will remain in effect.

DESCRIPTION OF PROPOSED DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  The Plan will permit the Adviser to pay a fee to the Distributor, the amount of which fee the Adviser will determine in its sole discretion. (Under the Current Plan the Manager is limited to paying the Distributor a fee not in excess of one half of the management fee received by the Manager.) From amounts received by it under the Plan, the Distributor will be authorized to make payments to securities dealers with which the Distributor has entered into selected dealer agreements. Under the Plan, the Series will not be required or permitted to make payments over and above the amount of the advisory fee to promote the sale of its shares; the Plan merely permits the reallocation of a portion of the advisory fee FAM receives to pay for distribution-related activities. Since payments to securities dealers under the Plan must come from FAM's advisory fee or its past profits, the Fund will not experience any adverse impact on its yield because of the Plan.

  In addition, the Plan will permit the Adviser to reimburse the Distributor for expenses incurred in connection with obtaining marketing services and advertising on behalf of the Fund. The Distributor may also use a portion of the fee it receives under the Plan to compensate administrators who perform administrative services that otherwise would be performed by FAM or its agent. These services may include providing such office space, equipment, telephone facilities and various support personnel as may be required on an ongoing basis, maintaining shareholders' accounts and records, processing purchase and redemption transactions and furnishing other services to the Fund as the Fund may reasonably request. FAM will reimburse the Distributor for payments it makes to institutions that enter into servicing arrangements with the Distributor in accordance with the terms of the Plan.

  The Plan can be terminated at any time, without penalty, by the vote of a majority of the Series' Board of Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on such Plan ("Rule 12b-1 Trustees") or by the vote of the holders of a majority of the outstanding shares of the Fund. Finally, the Plan can be materially amended only upon the approval of a majority of both the Series' Board of Trustees and the Series' Rule 12b-1 Trustees. The proposed Plan will continue from year to year, provided that each such continuance is approved at least annually by a majority of both the Series' Board of Trustees and the Series' Rule 12b-1 Trustees.

CONSIDERATION OF BOARD OF TRUSTEES

  The Board of Trustees of the Trust requested, received and considered such information as it deemed reasonably necessary to enable the Board, and in particular the Rule 12b-1 Trustees, to evaluate the proposed Distribution and Shareholder Servicing Plan. At a meeting called for the purpose on December 13, 1993, the Board of Trustees, including a majority of the Rule 12b-1 Trustees, voted to approve the proposed Distribution and Shareholder Servicing Plan and to submit it to the Fund as the sole shareholder of the Series.

REQUIRED VOTE

  The 1940 Act requires that the proposed Distribution and Shareholder Servicing Plan be approved by the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as previously defined. If authorized by the shareholders of the Fund, the Fund will vote for the approval of the proposed Distribution and Shareholder Servicing Plan.

  The Board of Trustees of the Fund recommends a vote FOR Proposal 3.

                                 OTHER BUSINESS

  The Board of Trustees does not know of any other matters to be considered at the Meeting other than those referred to above. If any other matters are properly presented to the Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                          Jerry Weiss
                                          Secretary


January 6, 1994
Boston, Massachusetts

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

  AGREEMENT AND PLAN OF REORGANIZATION dated as of December , 1993 (the "Agreement") between Merrill Lynch Institutional Tax-Exempt Fund, a Massachusetts business trust (the "Fund"), and Merrill Lynch Funds For Institutions Series, a Massachusetts business trust (the "Trust").

                             W i t n e s s e t h :

  Whereas, the Fund was organized pursuant to a Declaration of Trust, dated August 16, 1983 and is authorized to issue an unlimited number of shares of beneficial interest, having a par value of $0.01 per share; and

  Whereas, the Trust was organized pursuant to a Declaration of Trust, dated May 7, 1987 and is authorized to issue an unlimited number of shares of beneficial interest, having a par value of $0.01 per share;

  Now, Therefore, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

  1. Plan of Reorganization. At the Effective Time of the Reorganization, the Fund shall transfer all the business and assets of the Fund, and assign all the liabilities of the Fund, to the Trust and the Trust shall acquire all such business and assets, and shall assume all such liabilities of the Fund in exchange for delivery to the Fund of a number of shares (both full and fractional) of beneficial interest (the "Shares") of a newly-created series of the Trust having investment objectives and policies substantially similar to those of the Fund (the "Series"), equivalent to the number of shares of the Fund outstanding at the Effective Time of the Reorganization.

  All debts, liabilities and duties of the Fund, to the extent they exist at or after the Effective Time of the Reorganization, shall after the Effective Time of the Reorganization attach to, and be assumed by, the Trust, and may be enforced against the Trust to the same extent as if the same had been incurred by the Trust.

  2. Termination of the Fund and Distribution of its Assets. At the Effective Time of the Reorganization, (a) the Fund shall terminate, and (b) the Shares (both full and fractional) received by the Fund pursuant to Section 1 hereof will be distributed to the shareholders of the Fund in exchange for their shares in the Fund such that each shareholder of the Fund shall receive a number of Shares equal to the number of shares of the Fund held by such shareholder.

  Such termination and distribution will be accomplished by the establishment of an open account on the share records of the Trust in the name of each shareholder of the Fund and representing the respective pro rata number of Shares due such shareholder. Certificates for shares of the Fund issued prior to the Reorganization shall represent outstanding Shares after the Effective Time of the Reorganization. Shares held by a shareholder of the Fund who has not been issued certificates and whose shares are held in an open account with State Street Bank and Trust Company, as the Fund's Transfer Agent, shall be transferred to an open account with State Street Bank and Trust Company in its capacity as the Trust's Transfer Agent.

  3. Issued Shares. Prior to the Effective Time of the Reorganization and after the Fund has taken the actions authorized by its shareholders pursuant to
Section 4(h) hereof, the single Share held by the Fund shall be redeemed and cancelled by the Trust.

  4. Conditions Precedent. The obligations of the Fund and the Trust to effectuate the Plan of Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

    (a) Such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions, as is determined by the officers of Fund Asset Management, L.P. ("FAM"), the manager to the Fund, to be necessary or appropriate to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

    (b) The Commission shall not have issued an unfavorable report under
  Section 25(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

    (c) The Trust shall have filed with the Commission a post-effective amendment to its Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A relating to the Shares and the Commission shall have declared such registration statement effective and such effective order shall not have been withdrawn, suspended or terminated and no proceeding for that purpose shall have been initiated or threatened by the Commission.

    (d) Confirmation shall have been received from the Commission or its staff that the Trust shall, effective upon or before the Effective Time of Reorganization, be duly registered as a diversified, open-end management investment company under the 1940 Act.

    (e) Each party shall have received an opinion of counsel, dated the Effective Time of the Reorganization, to the effect that the Trust is duly formed and validly existing under the laws of the Commonwealth of Massachusetts, with full power and authority to enter into and perform this Agreement and the transactions contemplated thereby, that the Series has been duly designated under the laws of the Commonwealth of Massachusetts, and that the Shares, when issued pursuant to this Agreement, shall be duly authorized, validly issued, fully paid and nonassessable.

    (f) Prior to the Effective Time of the Reorganization, each of the Fund and the Trust shall have received an opinion from Rogers & Wells to the effect that: (1) the acquisition by the Trust of the assets of the Fund in exchange for the issuance to the Fund of the Shares, all in accordance with the terms and conditions of this Agreement, will constitute a reorganization as defined in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"); (2) the Fund and the Trust will each qualify as "a party to a reorganization" under section 368(b) of the Code;
  (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Trust solely in exchange for the Shares and the assumption by the Trust of the liabilities of the Fund under Section 361(a) of the Code;
  (4) no gain or loss will be recognized by the Trust upon the receipt of the assets of the Fund in exchange for the Shares under Section 361(a) of the Code; (5) the basis of the assets of the Fund in the hands of the Trust will be the same as the basis in the hands of the Fund immediately prior to the Effective Time of the Reorganization, pursuant to Section 362(b) of the Code; (6) the Trust's holding periods of such assets will include the period for which such assets were held by the Fund pursuant to Section 1223(1) of the Code; (7) pursuant to Section 354(a)(1) of the Code, no gain or loss will be recognized to a shareholder of the Fund upon the exchange of his shares for Shares, including fractional shares; (8) the basis of the

  Shares received by the shareholders of the Fund will be the same as their basis in the shares of the Fund exchanged therefor under Section 358(a)(1) of the Code; (9) the holding period of the Shares received by the Fund's shareholders will include the period during which the shares surrendered in exchange therefor were held, provided such shares were held as capital assets at the time of the exchange under Section 1223(1) of the Code; and
  (10) pursuant to Section 381(b) of the Code, the part of the taxable year of the Fund before and the part of the taxable year after the reorganization will constitute a single taxable year of the Trust.

    (g) The shares of the Trust shall have been duly qualified for offering to the public in such states of the United States, the Commonwealth of Puerto Rico, Guam and the District of Columbia (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

    (h) A resolution approving this Agreement and the Reorganization contemplated hereby shall have been adopted by vote of at least a majority of the outstanding shares of the Fund entitled to vote at a special meeting and the shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted as the sole shareholder of the Series, to:

      (1) approve an investment advisory agreement (the "Investment Advisory Agreement") between the Trust and FAM, with respect to the Series; and

      (2) approve a distribution and shareholder servicing plan (the "Plan"), with respect to the Series.

    (i) At a meeting duly called for such purposes, the Board of Trustees of the Trust shall have:

      (1) created the Series to issue Shares;

      (2) approved the Investment Advisory Agreement between the Trust and FAM, with respect to the Series;

      (3) approved the Plan between the Trust and Merrill Lynch Funds Distributor, Inc., with respect to the Series;

      (4) authorized the issuance by the Trust, prior to the Effective Time of the Reorganization, of one Share to the Fund in consideration for the payment of $1.00 for the purpose of enabling the Fund to vote on the matters referred to in Section 4(h) above;

      (5) submitted the matters referred to in Section 4(h) above to the Fund as the sole shareholder of the Trust; and

      (6) authorized the issuance by the Trust of Shares at the Effective Time of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of the Agreement.

  At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Trust and the Fund, if in the judgment of both the Boards of Trustees such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

  5. Effective Time of the Reorganization. Subject to the satisfaction of the provisions of Section 4 hereof, the exchange of the business, assets and liabilities of the Fund for shares of beneficial interest of the Trust shall be effective as of 5:30 p.m. Boston Time, on February 18, 1994 or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time of the Reorganization").

  6. Amendment; Termination. This Agreement and the transactions contemplated hereby may be amended or terminated and abandoned by resolution of the Board of Trustees of the Fund notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Time of the Reorganization, if circumstances should develop that, in the opinion of the Board of Trustees of the Fund, make such an amendment advisable or make proceeding with the Agreement inadvisable.

  7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

  8. Further Assurance. The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

  9. Limitation of Liability. (a) The Declaration of Trust establishing the Trust, dated May 7, 1987, a copy of which, together with all amendments thereto (the "Trust's Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Funds For Institutions Series" refers to the Trustees under the Trust's Declaration collectively as Trustees, but not as individuals or personally; and no trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust's property only shall be liable.

  (b) The Declaration of Trust establishing the Fund, dated August 16, 1983, a copy of which, together with all amendments thereto (the "Fund's Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name " Merrill Lynch Institutional Tax-Exempt Fund" refers to the Trustees under the Fund's Declaration collectively as Trustees, but not as individuals or personally; and no trustee, shareholder, officer, employee or agent of the Fund may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund but the Fund's property only shall be liable.

                                          Merrill Lynch Funds For
                                           Institutions Series,
                                           a Massachusetts Business Trust

                                          By:
                                             ----------------------------
                                            Name:
                                            Title:

Attest:

- ---------------------------------
Name:
Title:

                                          Merrill Lynch Institutional  Tax-
                                          Exempt Fund,
                                           a Massachusetts Business Trust

                                          By:
                                             ----------------------------
                                            Name:
                                            Title:

Attest:

- ---------------------------------
Name:
Title:

                                                                       EXHIBIT B

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                     FORM OF INVESTMENT ADVISORY AGREEMENT

  AGREEMENT made as of this      day of February, 1994 by and between MERRILL
LYNCH FUNDS FOR INSTITUTIONS SERIES, a Massachusetts business trust (the "Trust"), with respect to MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND, a series of the Trust (the "Series"), and FUND ASSET MANAGEMENT, L.P., a Delaware Limited Partnership (the "Adviser");

                              W i t n e s s e t h:

  Whereas, the Series is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act");

  Whereas, the Adviser is engaged principally in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

  Whereas, the Series desires to retain the Adviser to render investment supervisory and corporate administrative services to the Series in the manner and on the terms hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Series and the Adviser hereby agree as follows:

  Article 1. Duties of the Adviser. The Series hereby employs the Adviser to act as the manager and investment adviser of the Series and to furnish, or to arrange for affiliates to furnish, the Series with investment advisory and administrative service and to administer its affairs, subject to the supervision of the Board of Trustees of the Series for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Series.

  (a) Investment Advisory Services. In acting as investment advisor to the Series, the Adviser shall regularly provide the Series with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of its funds and shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Series shall be held in the various securities in which the Series may invest, subject always to the restrictions of the Series' Declaration of Trust and By-Laws, as amended from time to time, the provisions of the 1940 Act, and the statements relating to the Series' investment objectives, investment policies and investment restrictions as the same are set forth in the currently effective prospectus of the Series under the Securities Act of 1933 (the "Prospectus"). Should the Board of Trustees of the Series at any time, however, make any definite determination as to investment policy and notify the manager thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Series, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the

Series' account with brokers or dealers selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek to obtain for the Series the most favorable execution and price within the meaning of such terms as determined by the Board of Trustees and set forth in the Prospectus. Subject to this requirement and the provisions of the 1940 Act, the Securities Exchange Act of 1934, and other applicable provisions of law, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Series is affiliated if permitted by applicable law or regulation.

  (b) Administrative Services. In addition to the performance of investment advisory services, the manager shall perform, or supervise the performance of, administrative services in connection with the management of the Series, including processing share orders, administering shareholder accounts and handling shareholder relations. In this connection, the Adviser agrees to (i) assist in supervising all aspects of the Series' operations, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Series, (ii) provide the Series, at the Adviser's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide, effective administration of the Series, and
(iii) provide the Series, at the Adviser's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. The Series agrees that the Adviser may arrange for the provision of services and the performance of functions referred to in this subsection (b) by Merrill Lynch Funds Distributor, Inc., or other affiliates of Merrill Lynch & Co., Inc.

  Article 2.  Allocation of Charges and Expenses.

  (a) The Adviser. The Adviser assumes and shall pay for maintaining the staff and personnel, and shall at its own expense provide the equipment, office space and facilities necessary to perform its obligations under this Agreement, and shall pay all compensation of officers of the Series and the fees of all Trustees of the Series who are affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries.

  (b) The Series. The Series assumes and shall pay all expenses of the Series, including, without limitation: organization costs, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under federal and state securities laws, fees and expenses of directors who are not affiliated persons of Merrill Lynch & Co., Inc. or its subsidiaries, accounting and pricing costs (including the daily calculation or net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Series.

  Article 3.  Compensation of the Adviser.

  (a) Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Adviser, the Series shall pay the Adviser at the end of each calendar month a fee at an annual rate of .45% of the average daily value of the net assets of the Series up to and including $l,500,000,000; .425% of the average daily value of the net assets of the Series over $1,500,000,000 up to and including $2,000,000,000; and .40% of the average daily value of the net assets of the Series over $2,000,000,000, as determined and computed in accordance with the description of the determination of net asset value contained in the

Prospectus. During any period when the determination of net asset value is suspended by the Board of Trustees of the Series, the net asset value as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

  (b) Distribution and Shareholder Servicing Plan. Under a Distribution and Shareholder Servicing Plan adopted by the Series, the Adviser shall in its discretion pay an amount not to exceed one-half of the advisory fee to Merrill Lynch Funds Distributor, Inc. (the "Distributor"), which amount shall in turn be paid out by the Distributor to third parties for shareholder servicing activities. These services may include providing office space, equipment, telephone facilities and various personnel as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, answer routine client inquiries regarding the Series, and provide such other services to the Series as the Series may reasonably request.

  (c) Expense Limitations. In the event the operating expenses of the Series, including the advisory fee payable to the manager pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Series imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Series in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Series. Whenever the expenses of the Series exceed a pro rata portion of the applicable annual expense limitations, the estimated amounts of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the advisory fee due to the Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable.

  Article 4. Limitation of Liability of Trustees, Shareholders, Officers, Employees and Agents. The Declaration of Trust establishing the Trust, dated May 7, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Funds For Institutions Series" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Series may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Series but the Series Property only shall be liable.

  Article 5. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Adviser. Nothing herein contained shall be construed to protect the Adviser against any liability to the Series or its security holders to which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Series, reckless disregard of the Adviser's obligations and duties under this Agreement or the violation of any applicable law. As used in this Article 5, the term "Adviser" shall include any affiliates of the Adviser performing services for the Series contemplated hereby and directors, officers and employees of the Adviser and such affiliates.

  Article 6. Activities of the Adviser. The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that trustees, officers, employees and the shareholders of the Series are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise of the Adviser and are or may become similarly interested in the Series, and that the Adviser is or may become interested in the Series as shareholder or otherwise.

  Article 7. Duration and Termination of this Agreement. This Agreement shall become effective as of the date first above written and shall remain in force until February 1, 1996 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Series, or by the vote of a majority of the outstanding voting securities of the Series, and (ii) by the vote of a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Series or by vote of a majority of the outstanding voting securities of the Series on sixty days' notice to the Adviser, or by the Adviser, on sixty days' written notice to the Series. This Agreement shall automatically terminate in the event of its assignment.

  Article 8. Amendments of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Trustees of the Series, or by vote of a majority of the outstanding voting securities of the Series, and (ii) by the vote of a majority of those Trustees of the Series who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  Article 9. Definition of Certain Terms. The terms "vote of a majority of the outstanding voting securities," "assignment," "interested person" and "affiliated person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act.

  Article 10. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the 1940 Act, the latter shall control.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          Merrill Lynch Funds for Institutions
                                           Series

                                          By: _________________________________
                                          Name:
                                          Title:

Attest:

- ----------------------------------------
Name:
Title:
                                          Fund Asset Management, L.P.

                                          By: _________________________________
                                          Name:
                                          Title:

Attest:

- ----------------------------------------
Name:
Title:

                                                                       EXHIBIT C

                          FUND ASSET MANAGEMENT, INC.

                                 BALANCE SHEET

                               DECEMBER 25, 1992
                                      AND
                         SEPTEMBER 24, 1993 (UNAUDITED)

INDEPENDENT AUDITORS' REPORT

FUND ASSET MANAGEMENT, INC.:

  We have audited the accompanying balance sheet of Fund Asset Management, Inc. (the "Company") as of December 25, 1992. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the balance sheet based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, such balance sheet presents fairly, in all material respects, the financial position of the Company at December 25, 1992 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
Parsippany, New Jersey
February 19, 1993

                          FUND ASSET MANAGEMENT, INC.

                        BALANCE SHEET, DECEMBER 25, 1992

                                  A S S E T S

Cash............................................................. $     21,356
Receivable from affiliated companies:
  Lease transactions.............................................   46,734,122
Fund management fees receivable..................................   20,435,376
Investments in leases:
  Leveraged leases...............................................  121,508,161
  Sales-type lease...............................................   12,831,711
Investments in affiliated investment companies at the lower of cost or market
 (market: $33,307,413)...........................................   32,952,761
Investment in affiliated Limited Partnership.....................   32,293,647
Deferred charges.................................................      586,166
                                                                  ------------
    Total Assets................................................. $267,363,300
                                                                  ============
         L I A B I L I T I E S  A N D  S T O C K H O L D E R' S  EQUITY
LIABILITIES:
Payable to Merrill Lynch Investment Management, Inc. and affili-
 ates............................................................ $ 54,881,755
Deferred income taxes:
  Arising from leveraged leases..................................  111,585,182
  Arising from sales-type lease..................................    5,245,721
  Other..........................................................   15,892,806
Other............................................................        6,000
                                                                  ------------
    Total Liabilities............................................  187,611,464
                                                                  ------------
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per share--authorized 25,000
 shares;
 outstanding 1,000 shares........................................        1,000
Additional paid-in capital.......................................  684,594,627
Retained earnings................................................   79,271,257
Proceeds receivable from ML & Co. from sale of subsidiary........ (684,115,048)
                                                                  ------------
    Total Stockholder's Equity...................................   79,751,836
                                                                  ------------
    Total Liabilities and Stockholder's Equity................... $267,363,300
                                                                  ============

                          See notes to balance sheet.

                          FUND ASSET MANAGEMENT, INC.

                             NOTES TO BALANCE SHEET
                               DECEMBER 25, 1992

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization--Fund Asset Management, Inc. (the "Company"), a wholly-owned subsidiary of Merrill Lynch Investment Management, Inc. (the "Parent"), which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), serves as an investment adviser to various registered open-end investment companies. The Company is also a lessor participant in certain leveraged and sales-type lease agreements.

  Income Taxes--The results of the operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML & Co. It is the policy of ML & Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. Effective in the first quarter of 1992, ML & Co. adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized. Previously, the Company accounted for income taxes in accordance with SFAS 96. The current year's impact on adopting SFAS 109 was minimal.

2.  TRANSACTIONS WITH AFFILIATES

  The Company serves as an investment adviser for certain affiliated investment companies. The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

  During 1992, the Company sold its investment in Merrill Lynch Interfunding, Inc., an investor in select credit instruments, and Merlease Leasing Corp., a lessor participant in lease agreements, to an affiliate at book value, resulting in a receivable from ML & Co. This receivable is reflected as a reduction to stockholder's equity.

  The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") which provides that the Company which receives revenue as investment adviser to certain investment companies (the "Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

  The "Receivable from affiliated companies" arising from lease transactions is summarized as follows:

      Monies advanced to fund lease transactions................. $(117,240,047)
      Tax benefits allocated to the Company by ML & Co...........   150,407,083
      Other......................................................    13,567,086
                                                                  -------------
      Total...................................................... $  46,734,122
                                                                  =============

  The Company has a 49 percent limited partnership interest in ML Plainsboro Limited Partnership ("MLP"), whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

                          FUND ASSET MANAGEMENT, INC.

                               DECEMBER 25, 1992
  ML & Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML & Co. credits the Company for interest, at a floating rate approximating ML & Co.'s average borrowing rate, based on the Company's average daily balances due to/from ML & Co.


3.  INVESTMENTS IN LEASES

  The Company is a lessor participant in leveraged leases. The Company's net investment in leveraged leases is summarized as follows:

      Rentals receivable (net of principal and interest on non-
       recourse debt)...........................................  $117,309,811
      Estimated residual values of leased assets................    40,329,738
      Less:
        Unearned and deferred income............................   (34,891,388)
        Allowance for uncollectibles............................    (1,240,000)
                                                                  ------------
      Investment in leveraged leases............................   121,508,161
      Less deferred taxes arising from leveraged leases.........  (111,585,182)
                                                                  ------------
      Net investment in leveraged leases........................  $  9,922,979
                                                                  ============

  Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                                    ESTIMATED
                                             LENGTH OF            RESIDUAL VALUE
                                               LEASE     EQUITY     OF LEASED
      TYPE OF PROPERTY                        (YEARS)  INVESTMENT    PROPERTY
      ----------------                       --------- ---------- --------------
      Chemical tanker.......................      20     42.75%        15.0%
      Generating plant......................   24-25     34.06%        15.0%

  Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is secured by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

  The Company's investment in the sales-type leases consisted of the following elements at December 25, 1992:

      Minimum lease payments receivable............................ $13,612,690
      Less--unearned income........................................    (780,979)
                                                                    -----------
      Investment in sales-type financing leases.................... $12,831,711
                                                                    ===========

  At December 25, 1992 minimum lease payments receivable are $9,941,000 for 1993, $3,672,000 for 1994.

                          FUND ASSET MANAGEMENT, INC.

                               DECEMBER 25, 1992

  For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML & Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged leases transactions do not offset such net lease income). Deferred taxes have been provided to reflect these temporary differences.

4.  INCOME TAXES

  As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to MLIM. No such amounts were due to MLIM at December 25, 1992.

5.  PENSION PLAN

  The Company participates in the ML & Co. Comprehensive Retirement Program (the "Program"), consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"). Under the Program, cash contributions made by the Company and the ML & Co. stock held by the ESOP will be allocated quarterly to participant's accounts. Allocations will be based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

6.  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

  The Company provides certain health care and life insurance benefits for retired employees. The Company reserves the right to amend or terminate this program at any time. Substantially all of the Company's employees become eligible for these benefits upon attainment of age 55 and completion of 10 years of service. The cost of these benefits is expensed as claims are paid.

  In December 1990, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions ("SFAS 106"). SFAS 106, effective for fiscal year 1993, will require that the Company change its method of accounting for postretirement health care and life insurance benefits from expensing these costs on a pay-as-you-go basis to an accrual basis. This change in accounting will require the recognition of a transition obligation which represents the actuarial present value of benefits attributed to prior employee service. The Company has not yet determined what effect the adoption of SFAS 106 will have on its financial condition, results of operations or liquidity.

7.  NAME CHANGE

  Effective December 28, 1991, the Parent, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc. ("MLIM"). MLIM will do business under the name "Merrill Lynch Asset Management."

                          FUND ASSET MANAGEMENT, INC.

                                 BALANCE SHEET
                      AS OF SEPTEMBER 24, 1993 (UNAUDITED)

                                  A S S E T S

Cash..............................................................  $    561,297
Receivable from Affiliated Companies--Lease transactions..........    63,526,920
Investment in Affiliated Limited Partnership......................    31,483,140
Investment in Leases:
  Leveraged leases................................................   118,273,550
  Sales-type lease................................................     8,152,491
Investment in Affiliated Investment Companies at the lower of cost
 or market (market: $18,285,362)..................................    16,702,798
Fund Management Fees Receivable...................................    22,057,239
                                                                    ------------
    Total Assets..................................................  $260,757,435
                                                                    ============

           L I A B I L I T I E S   A N D   S T O C K H O L D E R' S
                                  E Q U I T Y

Liabilities
Payable to Merrill Lynch Investment Management, Inc. and Affili-
 ates............................................................. $ 19,667,011
Other Payables....................................................       11,400
Deferred Income Taxes:
  Arising from leveraged leases...................................  111,401,573
  Arising from sales-type lease...................................    2,333,002
  Other...........................................................   15,876,124
                                                                   ------------
    Total Liabilities............................................. $149,289,110
                                                                   ------------


Stockholder's Equity
Common Stock, par value $1.00 per share
 authorized 25,000 shares; outstanding 1,000 shares...............        1,000
Additional Paid-in Capital........................................  684,594,627
Retained Earnings.................................................  110,987,716
Proceeds Receivable from ML&Co. from Sale of Subsidiary........... (684,115,048)
                                                                   ------------
    Total Stockholder's Equity....................................  111,468,325
                                                                   ------------
    Total Liabilities & Stockholder's Equity...................... $260,757,435
                                                                   ============

                                                                       EXHIBIT D

              FORM OF DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

              FORM OF DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
     OF MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND PURSUANT TO RULE 12B-1

  Whereas, Merrill Lynch Institutional Tax-Exempt Fund (the "Fund") is a series of Merrill Lynch Funds For Institutions Series (the "Trust");

  Whereas, the Fund is a no-load open-end investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which operates as a money market fund;

  Whereas, pursuant to an Investment Advisory Agreement dated as of February , 1994, Fund Asset Management, Inc. (the "Adviser") acts as the investment adviser to the Fund and, pursuant to a Distribution Agreement dated February
  , 1994, Merrill Lynch Funds Distributor, Inc. acts as the distributor (the "Distributor") of the Fund;

  Whereas, the Fund desires to adopt this Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act so that payments for distribution and shareholder servicing activities will be made as described herein; and

  Whereas, at a meeting held on December 13, 1993, the Trustees of the Trust determined that there is a reasonable likelihood that adoption of this Distribution and Shareholder Servicing Plan will benefit the Fund and its shareholders;

  NOW, THEREFORE, the Fund hereby adopts this Distribution and Shareholder Servicing Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act on the following terms and conditions:

  1. The Adviser is hereby authorized to pay a fee to the Distributor on a periodic basis. The amount of such fee will be determined by the Adviser in its sole discretion and may be paid out of the advisory fee received pursuant to the Investment Advisory Agreement or out of the Adviser's past profits.

  2. The Distributor shall make payment of such amounts as it receives according to Paragraph 1 hereof as follows: (i) to securities dealers with which the Trust or the Distributor has entered into a selected dealers agreement relating to shares of the Fund; (ii) to cover the cost of marketing services and advertising on behalf of the Fund; and (iii) to certain administrators for providing support services to the Fund (pursuant to a Shareholder Servicing Agreement substantially set forth in the form of Attachment A hereto). These services may include providing office space, equipment, telephone facilities and various personnel as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, answer routine client inquiries regarding the Fund, and provide such other services to the Fund or the Adviser as may reasonably be requested.

  3. The fees payable pursuant to clause (i) of Paragraph 2 will be paid to selected dealers only with respect to Fund accounts (a) maintained by account executives of such selected dealers and (b) which are in excess of a threshold amount set by the Adviser. Such a threshold may be reached by aggregating accounts with the same adviser or trustee or which are otherwise related; provided, however, that an account executive's unrelated accounts (i.e., accounts which have no connection with each other except for the fact they are serviced by the same account executive) may not be aggregated to reach the minimum account level. The Adviser may adjust such threshold amount upward or downward, or eliminate it, in order to achieve the purpose of the Plan.

  4. The Distributor shall provide the Fund for review by the Trustees, and the Trustees shall review, at least quarterly, a written report complying with the requirements of Rule 12b-1 regarding the disbursement of the payments made hereunder during such period. The report shall include an itemization of the expenditures made by the Distributor on behalf of the Fund, the purpose of such expenditures and a description of the benefits derived by the Fund therefrom.

  5. This Plan shall not take effect until it has been approved, together with any related agreements, by (i) votes of a majority of both (a) the Trustees of the Trust and (b) those Trustees of the Trust who are not "interested persons" of the Trust, as defined in the Investment Company Act, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting or meetings called for the purpose of voting on this Plan and such related agreements; and (ii) majority vote of the outstanding voting securities of the Fund (within the meaning of the Investment Company Act).

  6. This Plan shall continue in effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in subparagraph (i) of Paragraph 5.

  7. This Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of outstanding voting securities of the Fund.

  8. No material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal provided for in subparagraph
(i) of Paragraph 5 hereof.

  9. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons, as defined in the Investment Company Act, of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

  10. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to Paragraph 4 hereof, for a period of not less than six years from the date of this Plan, or the agreements or such report, as the case may be; the first two years the Fund shall preserve such copies in an easily accessible place.

  11. The Declaration of Trust establishing the Trust, dated May 7, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Funds For Institutions Series" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Trust but the Trust Property only shall be liable.

  IN WITNESS WHEREOF, the Trust has executed this Distribution and Shareholder Servicing Plan as of the date first above written.

                                          Merrill Lynch Institutional Tax-
                                          Exempt Fund of
                                          Merrill Lynch Funds for Institutions
                                           Series

                                          By: _________________________________
                                          Name:
                                          Title:

Attest:

- ----------------------------------------
Name:
Title:

                        SHAREHOLDER SERVICING AGREEMENT

                  MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND

  Agreement made as of this    day of February 1994, between Merrill Lynch,
Pierce, Fenner & Smith Incorporated ("Administrator") and Merrill Lynch Funds Distributor, Inc. ("MLFD") the Distributor of shares ("Shares") of Merrill Lynch Institutional Tax-Exempt Fund (the "Fund"), a series of Merrill Lynch Funds For Institutions Series (the "Trust"). In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

  1. MLFD hereby appoints the Administrator to render administrative support services to the Fund and its shareholders. Administrative support services may include providing office space, equipment, telephone facilities and various personnel as is necessary or beneficial to establish and maintain shareholder accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other services as the Fund or MLFD may reasonably request.

  2. The Administrator shall provide such security as is necessary to prevent unauthorized use of computer facilities. The Administrator agrees to release, indemnify and hold harmless the Trust, the Fund, MLFD, the Fund's Transfer Agent and Custodian from any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions, of or by the Administrator, its officers, employees or agents regarding the purchase, redemption, transfer or registration of Shares for accounts of the Administrator, its clients or other shareholders. Principals of the Administrator will be available to consult from time to time with MLFD concerning administration and performance of the services contemplated by this Agreement.

  3. MLFD will pay the Administrator such fees as are determined by the Fund's Adviser, Fund Asset Management, Inc. (the "Adviser"). The amount of the fee paid to the Administrator will be determined by the Adviser in its sole discretion.

  4.  Each party hereto has the right to terminate this Agreement upon sixty
(60) days' written notice to the other.

  5. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

  6. The Administrator acknowledges that MLFD may enter into similar agreements with others without the consent of the Administrator.

  7. The Administrator shall prepare such quarterly reports for MLFD as shall reasonably be requested by MLFD.

  8. In no transaction shall the Administrator have any authority whatever to act as MLFD's agent or as agent for the Trust or the Fund.

  9. No person is authorized to make any representations concerning the Trust, the Fund or its Shares except those contained in the current prospectus of the Fund and any such information as may be officially designated as information supplemental to the prospectus.

  10. This Agreement may be terminated at any time, without the payment of any penalty, by the vote of a majority of the members of the Board of Trustees of the Fund who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Shareholder Servicing Plan or in any documents related to the Plan or by a majority of the outstanding voting securities of the Fund on not more than sixty (60) days' written notice to the parties to this Agreement.

  11. This Agreement will terminate automatically in the event of its assignment as defined in the Investment Company Act of 1940, or upon the termination of either of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund or the Distribution Agreement between the Trust and MLFD with respect to the Fund.

                                          -------------------------------------
                                          Name of Administrator

                                          -------------------------------------
                                          Address

                                          -------------------------------------
                                          City         State          Zip Code

Dated: ________________________           By: _________________________________
                                          Authorized Signature

                                          Accepted By:

Dated: ________________________           By: _________________________________
                                          Authorized Signature

                                          -------------------------------------
                                          Title

                                          Merrill Lynch Funds Distributor,
                                          Inc.
                                          One Financial Center
                                          Boston, Massachusetts 02109

  By signing and dating the lower portion of this card, you authorize the proxies to vote each proposal as marked, or if not marked to vote FOR each proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting please complete, detach and mail the lower portion of this card at once in the enclosed envelope.

                  MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND
            ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2646
                                     PROXY
               THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

  THE UNDERSIGNED SHAREHOLDER OF MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND (THE "FUND") HEREBY APPOINTS JERRY WEISS AND WILLIAM BREEN, OR ANY OF THEM, PROXIES OF THE UNDERSIGNED, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES EACH OF THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF COMMON STOCK OF THE FUND HELD OF RECORD BY THE UNDERSIGNED ON DECEMBER 29, 1993 AT THE MEETING OF STOCKHOLDERS OF THE FUND TO BE HELD ON FEBRUARY 18, 1994 OR ANY ADJOURNMENT THEREOF.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

TO VOTE MARK AN [X] IN BLUE OR BLACK ON THE PROXY CARD BELOW.

- -------------------------------------------------------------------------------
(DETACH HERE AND RETURN THIS PORTION ONLY)

                  MERRILL LYNCH INSTITUTIONAL TAX-EXEMPT FUND


  1. PROPOSAL TO AUTHORIZE A REORGANIZATION OF THE FUND TO CHANGE IT FROM A SEPARATE ENTITY ORGANIZED AS A MASSACHUSETTS BUSINESS TRUST TO A SEPARATE SERIES OF A MASSACHUSETTS BUSINESS TRUST KNOWN AS MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

  2. PROPOSAL TO AUTHORIZE THE FUND TO APPROVE AN INVESTMENT ADVISORY
  AGREEMENT

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

  3. PROPOSAL TO AUTHORIZE THE FUND TO APPROVE A DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

                   [_] FOR      [_] AGAINST      [_] ABSTAIN

  4. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

  PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


- ---------------     ------              ------------------------        -------
SIGNATURE            DATE               SIGNATURE (JOINT OWNERS)          DATE